UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 23, 2006

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51547 (Commission File Number)	20-2783228 (I.R.S. Employer Identification No.)

111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700 (Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: our guidance on future financial results and other projections or measures of our future performance; and the amount and timing of the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue. These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers or strategic partners; difficulties in integrating acquired businesses; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, and information technology industries. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.
* * * *
     Exhibit 99.1 furnished with this Current Report on Form 8-K includes financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures, each of which is expected to be discussed on the Analyst and Investor Conference Call referred to in Exhibit 99.1. The non-GAAP financial measures include: our earnings (loss) before interest, taxes, depreciation, amortization and other non-cash items (which we refer to as “Adjusted EBITDA”); and related per share amounts. Exhibit 99.2 to this Current Report includes a reconciliation of the historical non-GAAP financial measures to historical GAAP financial measures. Exhibit 99.3 to this Current Report includes a reconciliation of forward-looking non-GAAP financial measures to forward-looking GAAP financial measures. We believe that the above non-GAAP measures, and changes in those measures, are meaningful indicators of our company’s performance and provide additional information that our management finds useful in evaluating such performance and in planning for future periods. Accordingly, we believe that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 2.02. Results of Operations and Financial Condition
     On February 23, 2006, we issued a press release announcing our results for the quarter and year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
     On February 23, 2006, we issued a press release announcing our results for the quarter and year ended December 31, 2005. Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied the press release and that is expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 4:45 p.m., Eastern time, today (February 23, 2006). The call can be accessed at www.wbmd.com (in the Investor Relations section) and a replay will be available at the same location.

     Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
     On February 23, 2006, we issued a press release announcing our results for the quarter and year ended December 30, 2005. Attached hereto as Exhibit 99.2 and incorporated by reference herein are financial tables that accompanied the press release announcing the results.
* * * *
     WebMD Health Corp. will hold its 2006 Annual Meeting of Stockholders on Tuesday, September 12, 2006 at The Marriott at Glenpoint, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666. Proposals that WebMD’s stockholders intend to present at the 2006 Annual Meeting must be received by WebMD no later than the close of business on April 14, 2006 to be considered for possible inclusion in WebMD’s proxy statement and form of proxy for that meeting. In addition, WebMD’s Bylaws establish an advance notice procedure pursuant to which stockholder proposals not included in WebMD’s proxy statement may be brought before a meeting of stockholders. For nominations or other business to be properly brought before WebMD’s 2006 Annual Meeting by a stockholder, that stockholder must deliver written notice, complying with the requirements of WebMD’s Bylaws, to the Secretary of WebMD not earlier than the close of business on June 1, 2006 and not later than the close of business on July 5, 2006. All notices of proposals by stockholders should be sent to: Douglas W. Wamsley, Secretary, WebMD Health Corp., 111 Eighth Avenue, New York, NY 10011.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed or furnished herewith:

	99.1	Press Release, dated February 23, 2006, regarding the Registrant’s results for the quarter and year ended December 31, 2005

	99.2	Financial Tables accompanying Exhibit 99.1

	99.3	Financial Guidance Summary accompanying Exhibit 99.1

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: February 23, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 23, 2006, regarding the Registrant’s results for the quarter and year ended December 31, 2005

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

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